[Graphic Representation Ommitted - See Appendix]

Semi-Annual Report

April 30, 2000

[Graphic Representation Ommitted - See Appendix]

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR’S REPORT
April 2000

        The total return of the Old Westbury Core Equities Fund for the six month reporting period ended April 30, 2000 was 20.02%.* On a total return basis, for the six month period ended April 30, 2000, the Fund was up 20.0% compared to a 7.2% increase in the Standard & Poor’s 500 Index.**

        The basic philosophy that underlies our investment strategy is built on the belief that above-average returns can be achieved through the ownership of stocks of companies whose profits are growing 15 to 20% or more a year. At present, the number of corporations meeting this criterion is relatively limited. Why is that? What is restraining earnings?

        For one, a slowing economy creates obvious demand problems which are reflected in declining sales growth. This is exacerbated in a tight labor market by a reluctance to layoff employees for fear of being caught shorthanded when a recovery begins. Consequently, margins are squeezed and net income is pressured.

        For another, the strength of the dollar, especially against the euro, is shaving a few percentage points off the revenue and profits of many multinational companies. In addition, government intrusion, whether through antitrust (Microsoft), by legislation (health care) or in mergers (Worldcom/Sprint), causes uncertainty in projecting earnings.

        An improvement in pricing power would certainly help to alleviate some of these issues and generate better profits, but this is an unlikely prospect. Competition is furious in a worldwide economy where the buyers, particularly through the Internet, have become enfranchised and are now able to access a greater number of sellers eager for their business. The rapid creation of industrywide webexchanges whereby many companies combine their buying power in order to drive vendor prices lower is indicative of the buyer’s power in today’s market.

        Even as the economy descends to a lower level of growth, there would seem to be two types of companies that could show reasonably strong earnings progress. One type will be the firms that move quickly both to exploit new areas of sales and to reduce their cost structures. Primarily this requires improving productivity by substituting capital for labor. In today’s world, that almost universally means heavy spending for communication and technology products and services.
OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR’S REPORT
April 2000 (Concluded)

        The beneficiary of this development will be the information technology industry. Currently demand is exceptionally strong in virtually every area associated with building out the Internet and wireless communications with shortages still being felt in some components and subassemblies. However, weakness has developed among consumer-oriented Internet sites and among smaller business-to-business application providers.
`
        With interest rates rising, the economy slowing, earnings growth decelerating, and valuations being re-examined, market volatility has become extreme. Daily changes of 1% plus are more the norm than the exception. Even the slightest scrap of negative news can result in a blistering decline in the price of a stock. Analysis and discrimination are in little evidence. Within the equity market, rotation among various sectors has turned sharply higher with entire industries gaining and losing favor on a week-to-week basis. Some might call this a trading environment, others would term it schizophrenia.

        The two dynamics which are affecting the equity markets are likely to keep stocks trapped within a trading range for some time. Namely, interest rates are keeping a lid on equity prices as higher yields bear down on price/earnings multiples while support underneath the market comes from strong earnings growth.

        Constructing a portfolio within this environment has been challenging. The Fund has pared its technology positions through the complete sale of some stocks and the trimming back of others. As of April 30, 2000, technology accounts for approximately 42% of the Fund’s portfolio. Another 46% of the Fund’s assets are invested in other companies outside of the technology industry which we believe continue to grow their profits in line with the Fund’s strategies. The remainder of the Fund’s assets are in a combination of S&P 500 Depositary Receipts (Spiders) and cash.

*
Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR’S REPORT
April 2000

        Most notable for the six month reporting period ended April 30, 2000, was the volatility of the Nasdaq Composite Index and certain sectors of the Internet space in particular. During this six month reporting period, the difference between the high and low points of the Nasdaq Composite Index was almost 2,000 points for an Index that ended the period at 3860. From point to point, the Nasdaq Composite Index rose 30%, the S&P 500 Index rose 6.6% and the Russell 2500 Index rose 22%.* During the same six months, the Capital Opportunity Fund lagged its benchmark, the Russell 2500 Index, rising 13%.

        During the early part of the reporting period, the Fund underwent a major transformation which achieved two objectives: (1) to substantially increase the technology component of the Fund and (2) to place greater emphasis on growth as opposed to value equities throughout the portfolio. Nine new technology and related stocks were purchased, raising the technology weighting of the Fund (including related issues) to almost 40%, a significant over-weighting versus the Fund’s benchmark. Six additional stocks were added in other sectors, including financial, healthcare, retail and energy, while 12 prior positions, a majority in the more economy-sensitive basic materials and capital goods sectors, were liquidated. Available cash was temporarily invested in Mid-Cap Standard & Poor’s Depositary Receipts (MDY) and cash equivalents.

        In the first part of the calendar year, the Fund continued its strategy of adding technology exposure and reducing cyclical exposure. The disparity in performance between the technology sector and the rest of the market became more pronounced during this time to unsustainable levels. Therefore, in April 2000, the Fund underwent a major shift in strategy to reduce the technology component and participate in the broadening of the market. During the month, many of the Internet issues were sold, particularly companies that were heavily dependent on the capital markets to fund growth and companies where profit achievement seemed to be pushed further out into the future. Several stocks in various industries were added including packaged food, retail, diversified manufacturing, financial services, and utilities. While broadly diversified in terms of businesses, all of the new purchases have a common theme: they are growth companies in their industries, yet the Advisor believed that the stocks did not adequately reflect the growth prospects.

        Going forward, the Fund will take advantage of the valuation gap found between the technology sector and the broader market by purchasing a range of companies that demonstrate above average earnings growth but sell at a below market valuation metrics. These issues should have a strong growth record and should not require a catalyst tied to the business cycle of a corporate event. In short, the narrowness of the market should provide opportunities to buy out of favor growth stocks at reasonable valuations.

*
The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. Investments cannot be made in an index.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR’S REPORT
April 2000

Performance

        International markets had a volatile time in the first half of the fiscal year ended April 30, 2000.* Markets were strong in November and December 1999, led by technology shares, but have fallen in 2000. In the six month reporting period under review, the Old Westbury International Fund rose 6.0% modestly underperforming the rise of 6.7% in the MSCI EAFE Index.** The Fund was a few weeks early in reducing the overweighted position in technology stocks in December 1999. This hit performance in that month but positioned the Fund well for 2000.

Portfolio Composition

        The Fund continued to increase the holdings in continental Europe in the early part of the reporting period focusing particularly on technology and telecommunications companies. Following a strong rise in the European markets, which outperformed Japan by 15% in the three months to the end of February, the Fund shifted some money out of telecommunications and media companies in Europe and back into Japan. Returns from continental European markets should be enhanced by a recovery in the Euro but investors seemed to be missing the solid signs of recovery in Japan as they grew more and more optimistic about Europe.

Conclusion

        Looking to the future, we remain concerned that pressure on interest rates globally is intensifying. Economic momentum has picked up strongly in Europe, is continuing in Asia and showing little sign of slowing in the U.S. Interest rates have already been raised in the U.S., the Eurozone, i.e., those European Union member states which have adopted the Euro as the common currency, and the United Kingdom, but we expect further rises this year.

        Equity markets are likely to find it difficult to make much headway until we see concrete evidence that growth rates are moderating, at least in the U.S. However, the underlying picture for non-U.S. markets continues to look attractive and we consider that they should do relatively well in this environment.

*	Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
**
The EAFE Index is a standard unmanaged foreign securities index representing major non-U.S. stock markets as monitored by Morgan Stanely Capital International. EAFE returns are in U.S. dollars. Investments cannot be made in an index.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
April 2000

JAPAN

        The Japanese economy continues to show solid signs of recovery despite confusing quarterly data. Fourth quarter Gross Domestic Product (“GDP”) data showed a further moderation in economic activity. However, the quarterly GDP series is the only measure of overall economic conditions not showing an improvement. An increasing range of credible indicators are showing the strongest growth since the late 1980’s. Corporate profits are surging driven by cost cutting and restructuring. No wonder business confidence indicators have been rising for the last eighteen months. Inventory levels remain low and companies are ramping up production and planning to increase capital spending.

        Consumer confidence is also showing signs of improvement. Unemployment remains at relatively high levels for Japan, but overtime hours and help wanted advertisements are rising sharply. Growth in owner-occupied housing starts, a good indicator of consumer sentiment, has been rising sharply since the second half of 1999. We expect that the economy can grow over 2% in 2000 after growth of 0.3% in 1999. The consensus forecast is for 1% growth in 2000.

        We do not expect an early end to supportive fiscal and monetary policies. Prime Minister Mori has indicated that there will be no change from the policies of his predecessor, Mr. Obuchi, and the current strength of the yen is likely to mitigate against the risk of an early end to the zero interest rate policy.

        We reduced investments in highly priced technology and telecommunications companies in the Japanese sector of the portfolio in December 1999, and held relatively low positions in these areas through 2000. Following a period of significant underperformance in the first five months of 2000, we are finding that value is starting to reappear in some companies in this area. The Fund continues to favor companies which are restructuring and are beneficiaries of domestic growth and financial services. These sectors have been leading the market in Japan and we expect this to continue. Improving demand is already permitting companies to push through price rises in a range of products from paper to ball bearings. Even land prices appear to be bottoming—in parts of central Tokyo they actually rose in 1999. This is very positive for the overall solvency of the corporate sector as well as for property companies and banks.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
(Continued) April 2000

        Financial services also look set for significant growth. Individuals had been sellers of mutual funds for nearly a decade before they finally turned buyers in July 1999. Over the next two years starting in April 2000, a total of $1 trillion (U.S. dollars) in high yielding post office deposits will mature. The bulk is likely to be rolled over even at current low interest rates. Some will however be spent and some will find its way into the stock market.

REST OF ASIA

        Booming trade figures, a recovery in retail sales and signs that deflation is easing suggest that after seven years of declining growth the Chinese economy is picking up speed again. The authorities are also preparing to join the World Trade Organization by accelerating the pace of reform. Hong Kong listed companies with operations in China should be big beneficiaries. We have added to the Fund’s investments in this area.

        The Australian market was one of the worst performing markets in 1999 due to the lack of ‘new economy’ companies. Investors are likely to take another look if the current volatility in equity markets persists. They will find a broad range of companies with double digit earnings growth selling on much cheaper multiples than their peers in other markets.

EUROPE

        After a slow start in 1999, European stock markets took off in the fourth quarter and performed strongly in the period under review. Sector performance was extremely volatile but the Fund’s extensive investments in technology companies were the major contributor to returns.

        The global growth picture continues to look good and Europe is playing its part in this. Consensus forecasts have risen to 3.5% in 2000. Not surprisingly, the European Central Bank (“ECB”) has become concerned with growth at this kind of pace and has continued to tighten policy to try and keep growth at a more sustainable pace with little inflation.

        In the Euro area, the data remains firm, with the German manufacturer’s survey reaching its highest level since 1991. Core inflation has already started to edge up, partly reflecting the weakness of the Euro. Although the ECB has now raised rates by over 100 basis points from the low, we believe that monetary policy is still too loose. Despite leading indicators suggesting a growth slowdown over the summer months, we expect the ECB to raise rates at least another 75 basis points over the next twelve months. In the United Kingdom the story is slightly different. The extent of the tightening is likely to be limited by the strength of Sterling and sub-target inflation. Nonetheless, another 50 basis points is likely.

        By the middle of February 2000, continental Europe had outperformed the U.S. to such an extent that in eight months it had recovered ten years of underperformance. European technology and telecommunications companies had become more expensive than the U.S. Accordingly, the Fund significantly reduced exposure to continental Europe and used this fund-raising exercise to reduce the aggressive overweight in technology, media and telecom companies ahead of what was likely to be a seasonally difficult quarter for a sector that could not afford any disappointments. The Fund remains biased towards growth but reduced the exposure to the higher beta stocks in the sector such as software and services and companies that have continuous funding requirements. By default the relative weightings in the defensive and cyclical sectors have increased.
OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR’S REPORT
April 2000

The total return for the Old Westbury Fixed Income Fund for the six months ended April 30, 2000 was 1.39%* as compared to the Lehman Brothers Government/Corporate Bond Index which was 1.51% for the same time period.**

The yield advantage in corporates and government agency securities continued to widen throughout the past year. The Fund increased its exposure to these sectors in short and intermediate maturities, using the proceeds of sales of Treasuries and new additions to the Fund. The government plan to retire the public debt targets long term Treasuries to be purchased in a buy-back program to continue throughout the year. For this reason, and the absence of credit risk that may grow as the Federal Reserve Board follows a restrictive monetary policy, the Fund has concentrated its holdings of longer term maturates in Treasuries.

*
Performance quoted represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged and investments cannot be made in an index.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR’S REPORT
April 2000

        The Municipal Bond Fund was primarily structured in high quality bonds with an over concentration in the 2010-14 maturity range. High quality bonds have been purchased due to a historically narrow difference in yields between the higher and lower rated bonds. In addition, it is also a belief that the Federal Reserve Board’s interest rate increases will cause lower quality bonds to under-perform highly rated bonds.

        The Fund has benefited from exploiting supply/demand imbalances which occur in an unstructured market. Purchasing bonds in over supply and selling other securities in short supply has proven beneficial.
OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited)

Shares		Value

COMMON STOCKS—92.53%
	CAPITAL GOODS—5.36%
34,870	General Electric Co.	$ 5,483,308
22,500	General Motors Cp Cl ‘H’ New	2,167,031

	TOTAL	7,650,339

	COMMUNICATION EQUIPMENT—7.68%
4,500	(a)Brocade Communications Systems, Inc.	558,000
7,300	(a)Ciena Corp.	902,462
39,960	Lucent Technologies, Inc.	2,485,012
28,000	Motorola, Inc.	3,332,000
33,000	Nortel Networks Corp.	3,696,000

	TOTAL	10,973,474

	COMPUTER RELATED—13.78%
71,100	(a)Cisco Systems, Inc.	4,929,230
30,840	EMC Corp. Mass.	4,280,978
7,500	(a)Juniper Networks	1,595,156
40,000	(a)Lexmark Intl. Group, Inc. Cl ‘A’	4,720,000
45,000	(a)Sun Microsystems	4,137,188

	TOTAL	19,662,552

	COMPUTER SOFTWARE/SERVICES—5.60%
26,000	Adobe Systems, Inc.	3,144,375
7,000	(a)Exodus Communications, Inc.	619,062
53,000	(a)Oracle Corp.	4,236,688

	TOTAL	8,000,125

	CONSUMER CYCLICAL—17.76%
91,720	Costco Wholesale Corp.	4,958,613
80,840	Home Depot Inc.	4,532,093
101,160	(a)Kohl’s Corp.	4,868,325
39,840	Omnicom Group Inc.	3,627,930
53,260	Target Corp.	3,545,118
68,780	Wal-Mart Stores, Inc.	3,808,692

	TOTAL	25,340,771

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Shares		Value

	CONSUMER STAPLES—7.81%
16,000	American Tower Corp. Cl. ‘A’	$ 744,000
94,220	(a)AT&T Corp. Com. Lib. Med. Gr. A	4,705,111
49,400	Colgate-Palmolive Co.	2,821,975
62,480	Estee Lauder Cos. Inc. Cl ‘A’	2,760,835
1,500	(a)Mediaone Group, Inc.	113,438

	TOTAL	11,145,359

	FINANCE—5.19%
37,060	Federal National Mortgage Association	2,235,181
67,260	Morgan Stanley Dean Witter	5,162,205

	TOTAL	7,397,386

	HEALTHCARE—6.36%
82,000	(a)Amgen, Inc.	4,592,000
86,260	Medtronic Inc.	4,480,129

	TOTAL	9,072,129

	SEMICONDUCTORS—11.90%
5,300	(a)Broadcom Corp. Cl. A	913,588
36,700	Intel Corp.	4,654,019
7,000	(a)JDS Uniphase Corp.	725,812
50,500	(a)KLA-Tencor Corp.	3,781,187
45,500	Linear Technology Corp.	2,599,187
26,510	Texas Instruments, Inc	4,307,875

	TOTAL	16,981,668

	UTILITIES—3.13%
64,120	Enron Corp. Oregon	4,468,363
	MISCELLANEOUS-7.96%
23,000	Corning, Inc.	4,542,500
47,000	S&P Depository Receipts	6,819,406

	TOTAL	11,361,906

TOTAL COMMON STOCKS (cost $98,269,930)		132,054,072

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Concluded)

Principal Amount		Value

U.S. GOVERNMENT AGENCIES—9.20%
	FEDERAL HOME LOAN BANKS (“FHLB”)—8.36%
$12,000,000	FHLB 5.39%, 06/01/2000	$ 11,933,132
	FEDERAL HOME LOAN MORTGAGE CORP. (“FHLMC”)—.84%
1,200,000	FHLMC 5.91%, 05/16/2000	1,194,904

TOTAL U.S. GOVERNMENT AGENCIES (cost $13,128,036)		13,128,036

TOTAL INVESTMENTS—101.73% (cost $111,397,966)		145,182,108

CASH AND OTHER ASSETS NET OF LIABILITIES—(1.73)%		(2,467,372)

NET ASSETS—100%		$142,714,736

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited)

Shares		Value

COMMON STOCKS—69.74%
	BASIC MATERIALS—3.83%
149,000	(a)Grand Prideco, Inc.	$ 2,868,250
166,000	OM Group, Inc.	7,636,000

	TOTAL	10,504,250

	CAPITAL GOODS—.93%
39,809	Illinois Tool Works, Inc.	2,550,264

	TOTAL	2,550,264

	COMPUTER RELATED—2.32%
198,959	Compaq Computer Corp.	5,807,116
34,411	(a)Perot Systems Corp.	559,179

	TOTAL	6,366,295

	COMPUTER SOFTWARE/SERVICES—5.45%
27,446	(a)Advantage Learning Systems, Inc.	399,682
88,159	Comdisco, Inc.	2,738,439
137,271	(a)Fiserv, Inc.	6,305,887
140,832	(a)J.D. Edwards & Co.	2,570,184
81,083	(a)Mission Critical Software	2,918,988

	TOTAL	14,933,180

	CONSUMER CYCLICAL—11.21%
222,675	(a)BJS Wholesale Club, Inc.	7,891,045
93,921	(a)Dollar Tree Stores	5,435,678
107,750	(a)Gentex Corp.	3,474,938
82,000	Lowes Companies Inc.	4,059,000
388,350	Viad Corp.	9,854,381

	TOTAL	30,715,042

	CONSUMER STAPLES—12.43%
66,143	Bestfoods	3,323,686
210,667	(a)Citadel Communications Co.	8,229,180
134,000	Dean Foods Company	3,283,000
91,045	(a)Hain Food Group, Inc.	2,441,144
384,000	Hormel Foods Corp.	5,856,000

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Shares or Principal Amount		Value

100,000	(a)Safeway, Inc.	$ 4,412,500
59,582	(a)Univision Communications, Inc. C1 ‘A’	6,509,333

	TOTAL	34,054,843

	CONVERTIBLES—.76%
$2,677,000	(b)Candescent Tech Cv Bd 7%	2,088,060

	TOTAL	2,088,060

	ENERGY—8.32%
71,517	Duke Energy Corp.	4,112,228
122,190	Dynegy, Inc.	7,995,808
68,000	GTE Corp.	4,624,000
149,000	(a)Weatherford Intl, Inc. New	6,053,125

	TOTAL	22,785,161

	FINANCE—10.01%
83,000	AFLAC, Inc	4,051,438
133,800	Gallagher Arthur J. & Co.	4,984,050
30,000	Merill Lynch & Co.	3,058,125
97,875	Nationwide Financial Services	2,728,266
89,850	Old Kent Financial Services	2,706,730
112,000	(a)S & P Midcap 400 Trust	9,898,000

	TOTAL	27,426,609

	HEALTHCARE—4.39%
386,499	(a)Sybron Intl Corp.	12,029,781

	TOTAL	12,029,781

	OTHER TECHNOLOGY—8.01%
85,000	(a)Agilent Technologies	7,533,125
165,472	(a)L3 Communications Holdings	8,811,384
86,337	Scientific-Atlanta, Inc.	5,617,301

	TOTAL	21,961,810

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Concluded)

Shares or Principal Amount		Value

	TRANSPORTATION—2.08%
263,200	Southwest Airlines Co.	$ 5,708,150

	TOTAL	5,708,150

TOTAL COMMON STOCKS(162,216,104)		191,123,445

U.S. GOVERNMENT AGENCIES—22.10%
	FEDERAL HOME LOAN BANKS (“FHLB”)—4.72%
$ 8,000,000	FHLB 5.39%, 06/01/2000	7,955,422
5,000,000	FHLB 5.84%, 05/10/2000	4,978,100

	TOTAL	12,933,522

	FEDERAL HOME LOAN MORTGAGE CORP. (“FHLMC”)—15.57%
10,000,000	FHLMC 6.02%, 07/06/2000	9,847,827
12,000,000	FHLMC 5.91%, 05/16/2000	11,945,213
5,000,000	FHLMC 5.91%, 05/16/2000	4,978,767
7,000,000	FHLMC 5.95%, 05/12/2000	6,947,938
9,000,000	FHLMC 5.88%, 05/09/2000	8,958,839

	TOTAL	42,678,584

	FEDERAL NATIONAL MORTGAGE ASSOCIATION (“FNMA”)—1.81%
5,000,000	FNMA 5.87%, 05/17/2000	4,971,464

TOTAL U.S. GOVERNMENT AGENCIES (cost $60,583,570)		60,583,570

TOTAL INVESTMENTS—91.84% (cost $222,799,674)(b)		251,707,015

CASH AND OTHER ASSETS NET OF LIABILITIES—8.16%		22,353,346

NET ASSETS—100%		$ 274,060,361

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited)

Shares		Value

COMMON STOCKS—93.19%
	AUSTRALIA—2.23%
295,318	Broken Hill Properties ORD (Energy)	$ 3,179,179
432,113	Westpac Banking Corp. (Banking)	2,757,285
920,448	Woolworth (Consumer Goods)	3,096,254

	TOTAL AUSTRALIA	9,032,718

	BRAZIL—0.06%
39,248	Bompreco Supermercados GDS (Consumer Goods)	245,300

	DENMARK—1.23%
67,961	Tele Danmark (Telecommunications)	4,989,733

	FINLAND—2.42%
169,925	Nokia—Class A (Technology)	9,777,368

	FRANCE—10.63%
93,780	Accor SA (Services)	3,493,314
26,545	Alcatel (Technology)	6,172,459
17,721	AXA UAP (Finance)	2,635,588
17,384	Casino Guicard Perrachon (Consumer Goods)	1,591,544
37,037	Compagnie De Saint-Gobain (Materials)	5,069,345
22,019	Dassault Systemes (Technology)	1,698,648
36,115	Equant (Technology)	2,804,191
14,606	France Telecom (Telecommunications)	2,266,868
88,257	Renault (Consumer Goods)	4,023,968
22,563	Schneider Electric (Capital Equipment)	1,481,374
5,691	S T Microelectronics (Technology)	1,089,272
17,157	Suez Lyonnaise Des Eaux (Services)	2,698,769
29,173	Total SA (Energy)	4,439,895
36,013	Vivendi ORD (Services)	3,572,922

	TOTAL FRANCE	43,038,157

	GERMANY—4.78%
67,392	Bayerische Vereinsbank (Banking)	4,184,955
29,338	Deutsche Bank AG (Banking)	1,981,029
57,103	Deutsche Telekom AG (Telecommunications)	3,676,198
24,055	Epcos AG (Technology)	3,410,916

See Notes to Portfolios of Investments on Page 31.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Shares		Value
10,851	Fortunecity.Com (Technology)	$ 87,074
47,320	Infineon Technologies (Technology)	3,236,244
11,358	Infomatec Integrated (Technology)	254,784
1,007	Intershop Communications (Technology)	452,701
550	Siemens AG (Technology)	81,594
17,202	Software AG (Services)	1,992,131

	TOTAL GERMANY	19,357,626

	HONG KONG—3.57%
6,981,029	China Everbright (Finance)	4,929,472
1,232,055	China Resources Enterprises (Multi-Industry)	1,550,153
1,433,152	Citic Pacific LTD (Multi-Industry)	6,568,690
763,543	Giordano International, LTD (Consumer Goods)	1,249,862
2,253,528	Kantone Holdings Ltd. ORD (Technology)	156,234

	TOTAL HONG KONG	14,454,411

	IRELAND—0.77%
135,592	Allied Irish Banks (Banking)	1,357,600
110,662	CRH PLC (Materials)	1,775,373

	TOTAL IRELAND	3,132,973

	ITALY—2.06%
425,531	Enel (Energy)	1,814,433
278,055	IST San Paulo (IMI) (Banking)	3,914,834
46,861	Telecom Italia (Telecommunications)	657,550
203,223	Telecom Italia Mobile (Telecommunications)	1,946,723

	TOTAL ITALY	8,333,540

	JAPAN—28.63%
580,705	Bank of Tokyo Mutsubishi Bank (Banking)	7,484,308
195,841	Banyu Pharmaceutical (Consumer Goods)	4,309,371
266,258	Bridgestone Corp. (Capital Equipment)	5,772,698
141,463	Circle K Japan (Consumer Goods)	5,506,280
616,731	Fuji Heavy Industry (Consumer Goods)	4,704,170
162,664	Fujitsu Ltd. ORD (Technology)	4,601,995
731	Japan Tobacco (Consumer Goods)	5,373,012

See Notes to Portfolios of Investments on Page 31.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Shares		Value
459,682	Minibea Co. (Consumer Goods)	$ 5,610,024
319,626	Mitsubishi Corp. (Services)	2,777,815
834,878	Mitsui Fudosan Co LTD (Finance)	8,475,370
1,058,762	Nippon Paper (Materials)	6,695,573
289	Nippon Telephone & Telegraph Co. (Telecommunications)	3,580,436
351,632	Nomura Securities LTD (Finance)	8,842,816
141	NTT Docomo, Inc. (Telecommunications)	4,706,083
476,426	Sanwa Bank (Banking)	4,598,638
82,927	Secom LTD (Services)	6,946,363
31,080	Sony Corporation (Consumer Goods)	3,566,039
449,386	Sumitomo Electric Industries (Capital Equipment)	5,978,795
45,082	Takeda Chemical Industries (Consumer Goods)	2,963,508
39,355	Takefuji Corp (Finance)	4,158,909
392,774	Tokyo Electric Power Co. (Energy)	9,260,112

	TOTAL JAPAN	115,912,315

	NETHERLANDS—6.65%
218,718	ABN Amro Holdings (Banking)	4,517,395
50,995	Ahold (Consumer Goods)	1,192,752
77,936	Akzo Nobel (Materials)	3,200,187
15,466	Koninklijke KPN NV (Telecommunications)	1,563,324
67,824	Libertal (Telecommunications)	1,193,647
133,808	Philips Elect NV (Consumer Goods)	5,987,334
71,745	Royal Dutch Petroleum (Energy)	4,147,785
31,936	Unilever NV (Consumer Goods)	1,454,917
45,146	Versatel Telecom (Telecommunications)	1,815,487
34,525	VNU NV (Services)	1,852,744

	TOTAL NETHERLANDS	26,925,572

	NORWAY—0.20%
224,880	Den Norske Bank (Banking)	792,080

	POLAND—0.12%
38,102	Elektrim (Capital Equipment)	486,300

See Notes to Portfolios of Investments on Page 31.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Shares		Value
	PORTUGAL—0.28%
101,164	Portugal Telecom S.A. (Telecommunications)	$ 1,131,894

	ROMANIA—0.09%
6,768	Societe Generale Romania Fund Ltd. (Mutual Fund)	365,472

	SPAIN—1.56%
159,500	Iberdola SA (Energy)	2,052,216
142,073	Telefonica S.A. (Telecommunications)	3,171,453
137,127	Telepizza SA (Consumer Goods)	1,111,629

	TOTAL SPAIN	6,335,298

	SWEDEN—1.62%
56,093	Ericsson (Technology)	5,018,874
32,361	Skandia Foeresackrings (Finance)	1,558,542

	TOTAL SWEDEN	6,577,416

	SWITZERLAND—4.71%
2,019	Nestle Reg. (Consumer Goods)	3,575,950
3,258	Novartis Reg (Consumer Goods)	4,551,785
450	Roche Holdings (Consumer Goods)	4,703,449
1,178	SEZ Holdings (Technology)	1,098,112
12,050	Zurich Allied AG (Finance)	5,146,033

	TOTAL SWITZERLAND	19,075,329

	UNITED KINGDOM—21.57%
116,670	Arms Holdings PLC (Technology)	1,186,024
13,929	Baltimore Technologies (Technology)	1,397,163
688,113	BG Group ORD (Energy)	4,090,267
573,999	BP Amoco PLC (Energy)	4,939,760
381,516	British Telecom PLC (Telecommunications)	6,815,241
210,773	Cable & Wireless PLC (Telecommunications)	3,477,294
299,860	CGU (Finance)	4,274,554
63,410	Colt Telecom (Telecommunications)	2,685,681
886,332	Corus Group ORD (Materials)	1,183,009
449,237	EMI Group PLC (Consumer Goods)	4,288,750
5,598	Geo Interact Media (Technology)	104,475
277,148	Glaxo Wellcome PLC (Consumer Goods)	8,520,976
165,378	Lloyds TSB Group PLC (Banking)	1,611,872

See Notes to Portfolios of Investments on Page 31.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Concluded)

Shares or Principal Amount		Value
73,857	Pearson (Consumer Goods)	$ 2,534,391
107,188	Prudential Corp. (Finance)	1,640,273
132,994	Rio Tinto PLC (Materials)	2,053,753
815,004	Rolls Royce (Capital Equipment)	3,007,277
292,793	Royal Bank of Scotland Group (Banking)	4,528,258
982,939	Royal Sun Alliance ORD (Finance)	5,469,014
56,353	Sema Group (Technology)	902,589
676,837	Shell Transport (Energy)	5,488,624
1,244,026	Tesco PLC (Services)	4,228,309
136,223	Unilever PLC (Consumer Goods)	814,491
2,647,459	Vodafone Airtouch ORD (Telecommunications)	12,100,622

	TOTAL UNITED KINGDOM	87,342,667

TOTAL COMMON STOCKS (cost $359,294,439)		377,306,169

U.S. GOVERNMENT AGENCIES—5.44%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION (“FNMA”)—1.01%
$4,100,000	FNMA, 5.87%, 05/17/2000 (cost $4,076,601)	4,076,601

	FEDERAL HOME LOAN CORPORATION (“FHLMC”)—4.43%
10,000,000	FHLMC, 5.88%, 05/09/2000 (cost $9,954,266)	9,954,266
8,000,000	FHLMC, 5.78%, 05/02/2000 (cost $7,964,600)	7,964,600

TOTAL U.S. GOVERNMENT AGENCIES (cost $21,995,467)		21,995,467

TOTAL INVESTMENTS—98.63% (cost $318,289,906)		399,301,636

CASH AND OTHER ASSETS NET OF LIABILITIES—1.37%		5,553,230

NET ASSETS—100%		$404,854,866

See Notes to Portfolios of Investments on Page 31.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited)

Principal Amount		Value

BONDS—89.83%
	U.S. GOVERNMENT SECURITIES—39.03%
$ 800,000	U.S. Treasury Notes, 5.875%, 11/15/2005	$ 775,625
200,000	U.S. Treasury Notes, 6.00%, 08/15/2004	195,844
95,000	U.S. Treasury Notes, 6.25%, 02/28/2002	94,258
1,475,000	U.S. Treasury Notes, 6.50%, 10/15/2006	1,472,004
500,000	U.S. Treasury Notes, 5.625%, 02/15/2006	478,906
500,000	U.S. Treasury Notes, 5.875%, 09/30/2002	491,250
1,900,000	U.S. Treasury Bonds, 6.00%, 02/15/2026	1,846,859

	TOTAL	5,354,746

	OTHER BONDS—50.80%
75,000	Aristar, Inc., 6.125%, 12/01/2000	74,559
25,000	Associates Corp. NA, 5.96%, 05/15/2037	24,992
175,000	Associates Corp. NA, 6.58%, 06/28/2002	171,676
500,000	Associates Corp. NA, 6.875%, 08/01/2003	493,768
300,000	Bellsouth Telecom, 6.0%, 06/15/2012	291,846
225,000	Conn State GO Taxable, 5.89%, 11/01/2002	217,780
20,000	Detroit Edison Co., 7.40%, 01/15/2003	19,831
150,000	Deutsche Ausgleichsbank, 5.125%, 09/22/2003	140,393
200,000	DuPont EI De Nemours Co., 8.75%, 02/12/2001	201,704
250,000	General Electric Capital Corp., 6.33%, 09/17/2001	246,546
300,000	General Motors Acceptance Corp., 6.75%, 06/10/2002	295,152
450,000	Homeside Intl. Inc., 11.25%, 05/15/2003	489,725
500,000	Illinois Power, 6.75%, 03/15/2005	476,673
200,000	International Bk. Recon & Develop, 12.375%, 10/15/2002	223,015
130,000	Kaiser Permanent, 9.55%, 07/15/2005	140,229
300,000	Kansas City Plan Indl Expn, 10.20%, 11/01/2014	325,116
100,000	Mediaone Group Put, 11/01/2000	99,474
50,000	Merrill Lynch & Co., 6.375%, 10/01/2001	49,327

See Notes to Portfolios of Investments on Page 31.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Principal Amount		Value

$ 80,000	Morgan Guaranty Trust Euro, 6.625%, 06/30/2004	$ 76,882
100,000	New England Power Defeased, 8.00%, 08/01/2022	96,999
250,000	Private Export Funding CP, 8.40%, 07/31/2001	254,594
100,000	Private Export Funding CP, 7.30%, 01/31/2002	100,456
25,000	Private Export Funding CP, 6.90%, 01/31/2003	24,859
300,000	Private Export Funding CP, 7.03%, 10/31/2003	298,542
250,000	Proctor & Gamble Co., 5.25%, 09/15/2003	233,877
124,478	SLMA Med Term Nt., 9.40%, 05/31/2002	127,419
100,000	State of Maine-Go Tax, 7.15%, 09/01/2002	99,792
915,000	Tennessee Valley Authority (Put 07/2001), 6.23%, 07/15/2045	907,160
50,000	Texas State GO Taxable, 7.125%, 12/01/2003	49,736
320,000	Texas State GO Taxable, 6.15%, 12/01/2006	300,436
393,452	Wal-Mart Stores, 7.49%, 06/21/2007	396,457
20,000	Xerox Corp., 5.875%, 06/15/2037	19,975

	TOTAL	6,968,990

TOTAL BONDS (cost $12,603,342)		12,323,736

U.S. GOVERNMENT AGENCIES—4.31%
	FEDERAL HOME LOAN BANK (“FHLB”)—3.59%
100,000	FHLB, 7.59%, 03/10/2005	101,549
105,000	FHLB, 5.125%, 09/15/2003	98,651
300,000	FHLB, 6.00%, 08/15/2002	292,875

	TOTAL	493,075

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Concluded)

Principal Amount		Value

	FEDERAL NATIONAL MORTGAGE ASSOCIATION (“FNMA”)—0.72%
$ 106,000	FNMA, 5.125%, 02/13/2004	$ 98,878

TOTAL U.S. GOVERNMENT AGENCIES (cost $615,599)		591,953

TOTAL INVESTMENTS—94.14% (cost $13,218,941)		12,915,689

CASH AND OTHER ASSETS NET OF LIABILITIES—5.86%		804,443

NET ASSETS—100%		$ 13,720,132

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited)

Principal Amount		Value

LONG-TERM MUNICIPALS—102.46%
	ALABAMA—0.93%
$ 190,000	Mobile County Alabama GO, 5.30%, 08/01/2012	$ 186,962

	COLORADO—5.02%
370,000	Longmont Colorado Sales, 5.375%, 11/15/2012	371,617
485,000	Longmont Colorado Sales & Use Tax, 5.625%, 11/15/2017	485,179
150,000	Lower Colorado River Authority, 5.875%, 05/15/2016	152,899

	TOTAL	1,009,695

	CONNECTICUT—2.75%
500,000	Connecticut ST HFA, 5.10%, 05/15/2017	460,555
100,000	East Haven Connecticut MBIA, 4.75%, 10/01/2013	92,371

	TOTAL	552,926

	DISTRICT OF COLUMBIA—1.29%
255,000	District of Columbia RFD GO, 5.625%, 06/01/2002	258,901

	FLORIDA—2.89%
190,000	Florida State Board of Education, 5.375%, 01/01/2013	189,381
205,000	Miami-Dade County Florida Ref., 5.25%, 08/01/2011	203,608
200,000	Tampa Florida Utility Rev. Series A, 4.75%, 10/01/2011	188,672

	TOTAL	581,661

	ILLINOIS—17.36%
400,000	Chicago Illinois Board Education GO AMBAC, 6.75%, 12/01/2008	441,572
575,000	Chicago Illinois GO. FGIC, 5.875%, 01/01/2019	575,644
200,000	Cook County Illinois School District No. 87, 5.30%, 12/01/2014	193,872

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Principal Amount		Value

$ 500,000	Dupage County Community High School, 4.87%, 12/01/2018	$ 436,785
410,000	Freeport Illinois Sewer System, 5.55%, 12/01/2014	407,552
225,000	Illinois Development Finance Authority Revenue, 5.00%, 01/01/2008	221,890
210,000	Kane Co Community Unit School District Number 304 GO UT Refunding Bonds, 6.10%, 06/01/2006 (FGIC INS)	220,846
480,000	Northern Illinois University Rev. Fac., 5.50%, 04/01/2013	479,534
340,000	Peoria Illinois GO. Ser. A, 5.40%, 01/01/2012	338,229
200,000	St. Clair County Illinois High School, 4.85%, 10/01/2015	179,468

	TOTAL	3,495,392

	INDIANA—4.82%
340,000	East Allen Multi School Building, 5.75%, 07/15/2015	343,743
100,000	East Allen Multi School Building, 5.05%, 07/15/2005	99,947
285,000	Eagle Union School Building Ref., 4.50%, 07/05/2012	254,454
170,000	Warsaw High School Building Corp., 5.25%, 01/05/2007	170,842
100,000	Warsaw High School Building Corp., 5.30%, 01/05/2008	100,493

	TOTAL	969,479

	KENTUCKY—2.93%
595,000	Hopkins County Kentucky GO FGIC, 5.625%, 02/01/2016	590,341

	MICHIGAN—10.78%
245,000	Battle Creek Downtown Development, 5.00%, 05/01/2017	225,236

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Principal Amount		Value

$ 130,000	Central Montcalm Public School, 5.35%, 05/01/2011	$ 130,091
500,000	Howell Public School Michigan GO, 5.35%, 05/01/2011	500,350
350,000	Memphis Michigan Community School, 4.95%, 05/01/2013	328,006
100,000	Michigan Municipal Bond Authority Revenue Refunding Bonds (Series A), 5.00%, 10/01/2000	100,255
350,000	Oakridge Michigan Public Schools, 4.85%, 05/01/2013	324,251
460,000	Parchment School District Michigan GO, 5.00%, 05/01/2025	405,895
175,000	St. John’s Michigan Public Schools, 5.00%, 05/01/2021	156,587

	TOTAL	2,170,671

	MINNESOTA—2.25%
500,000	Rosemount ISD #196 Minnesota, 4.40%, 06/01/2011	452,235

	NEBRASKA—1.75%
400,000	American Public Energy Agency, 4.375%, 06/01/2010	352,980

	NEW JERSEY—3.49%
500,000	New Jersey Transportation Tr Fund, 4.75%, 06/15/2001	500,675
200,000	New Jersey Transportation Tr Fund, 5.25%, 06/15/2006	202,070

	TOTAL	702,745

	NEW YORK—1.49%
20,000	New York City NY Rfd (Series 95D), 6.00% (Original Issue Yield: 6.200%), 02/15/2020	20,963

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Principal Amount		Value

$ 275,000	Onondaga City New York GO, 5.85%, 05/01/2014	$ 279,576

	TOTAL	300,539

	OHIO—2.68%
550,000	Mansfield Csd. Ohio GO MBIA, 5.35%, 12/01/2014	539,000

	OKLAHOMA—2.43%
500,000	Oklahoma City Oklahoma GO, 5.00%, 07/01/2011	489,095

	PENNSYLVANIA—2.28%
400,000	Council Rock Pennsylvania School District, 4.45%, 11/15/2011	358,968
100,000	Montgomery County Pennsylvania GO UT (Series A), 6.10% (Original Issue Yield: 6.150%), 10/15/2025	100,789

	TOTAL	459,757

	SOUTH CAROLINA—0.52%
100,000	Piedmont Municipal Power Agency, SC, Electric Revenue Refunding Bonds, 6.30% (Original Issue Yield: 6.490%), 01/01/2022 (MBIA INS)	105,255

	TEXAS—18.65%
250,000	Houston Texas GO Series 97A, 5.00%, 03/01/2011	243,863
500,000	Lamar ISD Texas GO Refunding Bonds, 4.90%, 02/15/2016	450,550
605,000	Lamar Texas Con ISD GO PSF, 5.25%, 02/15/2017	573,903
250,000	Montgomery County Texas Mud 47, 6.125%, 10/01/2015	256,040
210,000	Montgomery County Texas Municipal Utilities, 6.70%, 10/01/2012	223,967

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Continued)

Principal Amount		Value

$ 290,000	New Braunfels Texas GO PSF, 5.75%, 02/01/2014	$ 294,292
500,000	Round Rock Texas School, 4.70%, 08/01/2014	444,950
100,000	Texas Water Development Board Rev., 5.125%, 07/15/2018	92,359
460,000	Tuloso-Midway Texas ISD GO, 5.50%, 08/15/2022	435,128
730,000	Ysleta ISD Texas Public Fac Corp., 5.50%, 11/15/2010	740,256

	TOTAL	3,755,308

	WASHINGTON—5.55%
300,000	King County Washington Sewer GO/Rev, 6.25%, 01/01/2035	303,381
300,000	Seattle Washington Municipal Light & Power, 5.00%, 07/01/2016	270,705
400,000	Washington HI Educational Fac Authority, 5.00%, 04/01/2017	361,304
180,000	Washington State GO DD-14&B, 6.00%, 09/01/2019	181,343

	TOTAL	1,116,733

	WEST VIRGINIA—2.49%
500,000	West Virginia GO FGIC, 5.25%, 06/01/2010	500,755

	WISCONSIN—7.41%
125,000	Milwaukee Wisconsin UT GO Refunding Bonds, 4.80% (Original Issue Yield: 4.950%), 12/01/2000	125,349
250,000	Oshkosh Wisconsin Corporation, 5.50%, 12/01/2007	253,943
505,000	Verona Area School District of Wisconsin, 5.50%, 10/01/2012	507,550
400,000	Waupun Wisconsin School District, 4.85%, 04/01/2014	364,812

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2000 (Unaudited) (Concluded)

Principal Amount		Value

$ 240,000	Wisconsin Health Education Fac Authority, 6.125%, 08/15/2022	$ 240,710

	TOTAL	1,492,364

	PUERTO RICO—2.70%
250,000	Puerto Rico Electric Power Authority, 4.50%, 07/01/2018	212,728
330,000	Puerto Rico Electric Power Authority, 4.90%, 07/01/2004	331,333

	TOTAL	544,061

TOTAL INVESTMENTS—102.46% (cost $21,031,407)		20,626,855

CASH AND OTHER ASSETS NET OF LIABILITIES—(2.46%)		(494,788)

NET ASSETS—100.0%		$ 20,132,067

See Notes to Portfolios of Investments on Page 31.
OLD WESTBURY FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS
April 30, 2000

(a)	Non-income producing security.

(b)
Denotes the restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $2,088,060, which represents 0.8% of Capital Opportunity Fund’s net assets.

The following abbreviations are used in these portfolios:

ADR—American Depositary Receipts
AMBAC—American Municipal Bond Assurance Company
FGIC—Financial Guaranty Insurance Company
GO—General Obligation
GDR—Global Depositary Receipts
GTD—Guaranty
INS—Insured
MBIA—Municipal Bond Investors Assurance
ORD—Ordinary Shares
PLC—Public Limited Company
UT—Unlimited Tax

See Notes to Financial Statements.
OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)

	Core Equities Fund	Capital Opportunity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Assets:
Investments, at market value	$145,182,108	$251,707,015	$399,301,636	$12,915,689	$20,626,855
Cash	7,376,298	4,619,995	4,809,190	419,952	581,655
Accrued income receivable	63,713	331,017	1,432,828	228,441	351,442
Receivable for investments sold	4,505,519	26,420,531	—	—	—
Receivable for fund shares sold	74,000	45,000	137,000	—	—
Receivable for withholding taxes— dividends	—	—	237,542	—	—
Deferred organization expense	—	10,445	—	—	—
Prepaid expenses	2,175	5,725	271	156,050	60,375

Total assets	157,203,813	283,139,728	405,918,467	13,720,132	21,620,327

Liabilities:
Operating expenses payable	357,872	669,136	905,742	—	—
Payable for fund shares redeemed	436	200,160	76	—	1,488,260
Payable for investments purchased	14,130,769	8,210,071	157,783	—	—

Total liabilities	14,489,077	9,079,367	1,063,601	—	1,488,260

Net Assets	$142,714,736	$274,060,361	$404,854,866	$13,720,132	$20,132,067

Net assets consist of:
Paid in capital	$113,995,228	$259,098,895	$372,430,999	$14,018,124	$20,646,016
Undistributed net investment income	—	—	—	163,260	244,420
Accumulated net realized gain/(loss) on investments and foreign currency translations	(5,064,634)	(13,945,875)	14,482,614	(158,000)	(353,817)
Net unrealized appreciation/ (depreciation) on investments and foreign currency translations	33,784,142	28,907,341	17,941,253	(303,252)	(404,552)

Net Assets	$142,714,736	$274,060,361	$404,854,866	$13,720,132	$20,132,067

Net Asset Value, Maximum Offering Price and Redemption Proceeds Per Share	$ 15.59	$ 12.76	$ 12.81	$ 9.92	$ 10.01

Shares of Capital Stock Outstanding	9,156,336	21,477,212	31,595,635	1,382,382	2,010,199

Investments, at cost	$111,397,966	$222,799,674	$381,289,906	$13,218,941	$21,031,407

See Notes to Financial Statements.
OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)

	Core Equities Fund	Capital Opportunity Fund	International Fund
Investment Income/(Loss):
Dividends	$ 228,379	$ 455,492	$ 1,779,334 (a)
Interest	197,441	1,154,194	707,434

Total income	425,820	1,609,686	2,486,768

Expenses:
Investment advisory	431,459	936,758	1,215,178
Custody	91,231	184,709	325,824
Administration	88,190	147,767	195,494
Shareholder servicing	152,051	307,848	407,280
Registration	13,564	15,472	11,927
Amortization of organization costs	—	2,970	—
Insurance premiums	2,493	2,493	2,503
Printing and postage	3,491	3,491	7,480
Legal	4,488	4,488	4,488
Audit	11,320	28,083	31,339
Transfer agent	12,964	12,964	12,964
Directors	8,816	8,816	8,816
Miscellaneous	997	2,493	2,493

Total expenses	821,064	1,658,352	2,225,786
Less fees waived and reimbursed:
Waiver of investment advisory fee	(60,809)	—	—
Waiver of administration fee	—	—	—
Reimbursement of other operating expenses	—	—	—

Total waivers and reimbursements	(60,809)	—	—

Net expenses	760,255	1,658,352	2,225,786

Net Investment Income/(Loss)	(334,435)	(48,666)	260,982

Net Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	(2,963,363)	9,742,292	15,684,731
Net realized loss on foreign currency translations	—	—	(5,205)
Net change in unrealized appreciation/depreciation on investments	20,335,469	14,955,401	(3,433,604)
Net change in unrealized depreciation on translations of assets and liabilities in foreign currencies and foreign currency contracts	—	—	(61,319)

Net Realized and Unrealized Gain	17,372,106	24,697,693	12,184,603

Net Increase in Net Assets Resulting from Operations	$17,037,671	$24,649,027	$12,445,585

(a) International Fund dividends are shown net of foreign withholding tax of $241,707.

See Notes to Financial Statements.
OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited) (Concluded)

	Fixed Income Fund	Municipal Bond Fund
Investment Income:
Dividends	$ —	$ —
Interest	354,558	485,446

Total income	354,558	485,446

Expenses:
Investment advisory	23,680	43,366
Custody	7,916	14,461
Administration	37,295	37,295
Shareholder servicing	13,193	24,102
Registration	5,458	6,092
Amortization of organization costs	—	—
Insurance premiums	2,493	2,493
Printing and postage	3,491	3,491
Legal	4,987	4,987
Audit	1,296	2,757
Transfer agent	12,964	12,964
Directors	8,816	8,816
Miscellaneous	991	997

Total expenses	122,580	161,821
Less fees waived and reimbursed:
Waiver of investment advisory fee	(23,680)	(43,366)
Waiver of administration fee	—	—
Reimbursement of other operating expenses	(43,365)	(16,928)

Total waivers and reimbursements	(67,045)	(60,294)

Net expenses	55,535	101,527

Net Investment Income	299,023	383,919

Net Realized and Unrealized Gain/(Loss):
Net realized loss on investments	(38,792)	(152,513)
Net realized loss on foreign currency translations	—	—
Net change in unrealized appreciation/depreciation on investments	(81,951)	371,396
Net change in unrealized depreciation on translations of assets and liabilities in foreign currencies and foreign currency contracts	—	—

Net Realized and Unrealized Gain/(Loss)	(120,743)	218,883

Net Increase in Net Assets Resulting from Operations	$ 178,280	$ 602,802

See Notes to Financial Statements.
OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Core Equities Fund		Capital Opportunity Fund
	Six Months Ended April 30, 2000 (unaudited)	Year Ended October 31, 1999	Six Months Ended April 30, 2000 (unaudited)	Year Ended October 31, 1999
From Operations:
Net investment income/(loss)	$ (334,435)	$ (251,856)	$ (48,666)	$ 192,022
Net realized gain/(loss) on investments	(2,963,363)	264,674	9,742,292	(9,617,282)
Net change in unrealized appreciation/depreciation on investments	20,335,469	11,959,630	14,955,401	14,338,185

Net increase in net assets from operations	17,037,671	11,972,448	24,649,027	4,912,925

Distributions to Shareholders:
From net investment income	—	(36,366)	(541,345)	—
From capital gains	—	—	—	—

Net decrease in net assets from distributions	—	(36,366)	(541,345)	—

From Capital Stock Transactions:
Net proceeds from sale of capital stock	56,928,791	53,578,441	91,918,022	128,272,296
Reinvestment of dividends	—	23,122	187,795	—
Net cost of capital stock redeemed	(15,817,597)	(14,136,113)	(48,071,776)	(41,091,497)

Net increase in net assets resulting from capital stock transactions	41,111,194	39,465,450	44,034,041	87,180,799

Net Increase in Net Assets	58,148,865	51,401,532	68,141,723	92,093,724
Net Assets:
Beginning of period	84,565,871	33,164,339	205,918,638	113,824,914

End of period	$142,714,736	$84,565,871	$274,060,361	$205,918,638

Undistributed net investment income included in net assets at end of period	$ —	—	$ —	$ 169,925

See Notes to Financial Statements.
OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

	International Fund		Fixed Income Fund
	Six Months Ended April 30, 2000 (unaudited)	Year Ended October 31, 1999	Six Months Ended April 30, 2000 (unaudited)	Year Ended October 31, 1999
From Operations:
Net investment income	$ 260,982	$ 1,211,932	$ 299,023	$ 389,948
Net realized gain/(loss) on investments and foreign currency translations	15,679,526	21,458,796	(38,792)	(116,960)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,494,923)	13,321,072	(81,951)	(477,873)

Net increase in net assets from operations	12,445,585	35,991,800	178,280	(204,885)

Distributions to Shareholders:
From net investment income	(3,496,681)	(2,809,583)	(262,795)	(346,282)
From capital gains	—	—	—	(41,074)

Net decrease in net assets from distributions	(3,496,681)	(2,809,583)	(262,795)	(387,356)

From Capital Stock Transactions:
Net proceeds from sale of capital stock	181,517,486	117,263,751	6,332,133	6,379,379
Reinvestment of dividends	1,454,595	1,478,924	108,988	173,982
Net cost of capital stock redeemed	(13,138,470)	(49,084,485)	(1,844,139)	(2,352,113)

Net increase in net assets resulting from capital stock transactions	169,833,611	69,658,190	4,596,982	4,201,248

Net Increase in Net Assets	178,782,515	102,840,407	4,512,467	3,609,007
Net Assets:
Beginning of period	226,072,351	123,231,944	9,207,665	5,598,658

End of period	$404,854,866	$226,072,351	$13,720,132	$9,207,665

Undistributed net investment income included in net assets at end of period	$ —	$ 2,063,106	$ 163,260	$ 127,392

See Notes to Financial Statements
OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)

	Municipal Bond Fund
	Six Months Ended April 30, 2000 (unaudited)	Year Ended October 31, 1999
From Operations:
Net investment income	$ 383,919	$ 539,838
Net realized loss on investments	(152,513)	(215,548)
Net change in unrealized appreciation/depreciation on investments	371,396	(980,440)

Net increase/(decrease) in net assets from operations	602,802	(656,150)

Distributions to Shareholders:
From net investment income	(360,082)	(451,546)
From capital gains	—	(46,466)

Net decrease in net assets from distributions	(360,082)	(498,012)

From Capital Stock Transactions:
Net proceeds from sale of capital stock	8,006,038	11,797,870
Reinvestment of dividends	153,144	148,516
Net cost of capital stock redeemed	(7,754,169)	(2,358,271)

Net increase in net assets resulting from capital stock transactions	405,013	9,588,115

Net Increase in Net Assets	647,733	8,433,953
Net Assets:
Beginning of period	19,484,334	11,050,381

End of period	$20,132,067	$19,484,334

Undistributed net investment income included in net assets at end of period	$ 244,420	$ 220,583

See Notes to Financial Statements
OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
April 30, 2000

(For a share outstanding throughout each period)

Period ended October 31,	Net asset value, beginning of period	Net investment income/ (loss)	Net realized and unrealized gain/(loss) on investments, and foreign currencies	Total from investment operations	Distributions from net investment income	Distributions from capital gains

Core Equities Fund
2000 (a)	$12.99	(0.02)	2.62	2.60	—	—
1999	$10.01	(0.03)	3.02	2.99	(0.01)	—
1998 (b)(f)	$10.00	(0.01)	0.02	0.01	—	—
Capital Opportunity Fund
2000 (a)	$11.31	0.01	1.47	1.48	(0.03)	—
1999	$10.63	0.04	0.64	0.68	—	—
1998	$11.82	(0.07)	(1.12)	(1.19)	—	—
1997 (c)(f)	$10.00	(0.06)	1.88	1.82	—	—
International Fund
2000 (a)	$12.24	0.08	0.65	0.73	(0.16)	—
1999	$ 9.74	0.14	2.61	2.75	(0.25)	—
1998	$11.75	0.14	(1.25)	(1.11)	(0.18)	(0.72)
1997	$11.16	0.12	0.62	0.74	(0.15)	—
1996	$ 9.80	0.13	1.37	1.50	(0.14)	—
1995	$10.81	0.14	(1.07)	(0.93)	(0.08)	—
Fixed Income Fund
2000 (a)	$10.07	0.26	(0.12)	0.14	(0.29)	—
1999	$10.93	0.48	(0.75)	(0.27)	(0.51)	(0.08)
1998 (d)(f)	$10.00	0.28	0.65	0.93	—	—
Municipal Bond Fund
2000 (a)	$ 9.92	0.20	0.09	0.29	(0.20)	—
1999	$10.62	0.31	(0.65)	(0.34)	(0.32)	(0.04)
1998 (e)(f)	$10.00	0.21	0.41	0.62	—	—

*	Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.

**	Annualized.

***	Net Investment Income/(loss) is reflected after expense waivers.

(a)	For the six month period ended April 30, 2000. (Unaudited)

(b)	For the period from March 2, 1998 (commencement of operations) to October 31, 1998.

(c)	For the period from February 28, 1997 (commencement of operations) to October 31, 1997.

(d)	For the period from March 12, 1998 (commencement of operations) to October 31, 1998.

(e)	For the period from March 6, 1998 (commencement of operations) to October 31, 1998.

(f)	Per share values calculated using average shares outstanding.

See Notes to Financial Statements.

			Ratios to Average Net Assets
Total distributions	Net asset value, end of period	Total return*	Net expenses	Net investment income/(loss)***		Expense Waiver		Net assets, end of period (000 omitted)	Portfolio turnover rate

—	$15.59	20.02%	1.25%	(0.55%)		(0.10%)		$142,714	83%
(0.01)	$12.99	29.9%	1.23%	(0.41%)		(0.19%)		$ 84,566	116%
—	$10.01	0.1%	1.25%**	(0.03	)**	(0.98	%)**	$ 33,164	56%

(0.03)	$12.76	13.18%	1.35%	(0.04%)		0.00%		$274,060	189%
—	$11.31	6.4%	1.38%	0.12%		(0.02%)		$205,919	102%
—	$10.63	(10.1%)	1.48%	(0.57%)		(0.09%)		$113,825	140%
—	$11.82	18.2%	1.50%**	(0.79	%)**	(1.08	%)**	$ 51,528	46%

(0.16)	$12.81	5.97%	1.37%	0.16%		0.00%		$404,854	56%
(0.25)	$12.24	28.8%	1.43%	0.80%		(0.03%)		$226,072	160%
(0.90)	$ 9.74	(10.2%)	1.49%	1.27%		(0.04%)		$123,232	129%
(0.15)	$11.75	6.6%	1.50%	0.98%		(0.02%)		$173,793	58%
(0.14)	$11.16	15.5%	1.50%	1.19%		(0.02%)		$135,794	55%
(0.08)	$ 9.80	(8.6%)	1.50%	1.40%		(0.10%)		$104,194	32%

(0.29)	$ 9.92	1.39%	1.05%	5.65%		(1.27%)		$ 13,720	18%
(0.59)	$10.07	(2.7%)	1.05%	4.96%		(2.11%)		$ 9,208	83%
—	$10.93	9.3%	1.05%**	4.48	%**	(6.08	%)**	$ 5,599	30%

(0.20)	$10.01	2.92%	1.05%	3.97%		(0.62%)		$ 20,132	68%
(0.36)	$ 9.92	(3.3%)	1.05%	3.50%		(1.00%)		$ 19,484	96%
—	$10.62	6.2%	1.05%**	3.40	%**	(2.90	%)**	$ 11,050	40%

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)

1.  Organization and Significant Accounting Policies.  Old Westbury Funds, Inc. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), is a diversified, open-end management investment company. The Fund’s Articles of Incorporation permit the Directors to create an unlimited number of series, each of which is a separate class of shares. At April 30, 2000, the Fund consisted of five separate investment portfolios (each portfolio individually referred to as a “Portfolio” and collectively as the “Portfolios”) which are presented herein:

Portfolio Name	Investment Objective
Old Westbury Core Equities Fund (“Core Equities Fund”)	Above-average long-term capital appreciation.
Old Westbury Capital Opportunity Fund (“Capital Opportunity Fund”)	Capital appreciation.
Old Westbury International Fund (“International Fund”)	Long-term growth of capital.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Dividend income exempt from regular Federal income tax.

        The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

        The following is a summary of the significant accounting policies followed by the Funds:

        A.   Cash and Equivalents.  Cash and equivalents for the Capital Opportunity Fund, Core Equities Fund and Fixed Income Fund consist primarily of an investment in the SEI Government II Money Market Fund. For the International Fund cash and equivalents consist in part of an investment in the SEI Government II Money Market Fund. Cash and equivalents for the Municipal Bond Fund consist primarily of an investment in the SEI Tax Free Money Market Fund. While a money market fund seeks to maintain a stable net asset value of $1/share, there is no assurance that it will do so.

        B.   Valuation of Investments.  Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board of Directors. Portfolio securities traded on more than one national securities exchange are valued as the last sale price on the exchange representing the principal market for such securities.

        Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. (“Bessemer”), the Portfolio’s investment advisor (the “Advisor”), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

        Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

        C.   Foreign Currency Translation.  The books and records of the International Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) value on investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income, and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

        Although the net assets of the Portfolio are presented at the foreign exchange rates and values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

        D.   Forward Foreign Currency Contracts.  The International Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no forward foreign currency contracts open at April 30, 2000.

        E.   Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income, including amortization of premiums and discounts, is accrued daily.

        F.   Federal Taxes.  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

        At April 30, 2000, each Portfolio had the following capital loss carryforwards for federal income tax purposes, which will expire in the following years:

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited) (Continued)

Portfolio Name	2005	2006	2007	Total
Core Equities Fund		$1,758,944		$1,758,944
Capital Opportunities Fund	$366,810	12,180,857	$9,522,117	22,069,784
International Fund		891,732		891,732
Fixed Income Fund			116,960	116,960
Municipal Bond Fund			215,548	215,548

        The capital loss carryforward will reduce the Portfolios’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

        G.   Distributions to Shareholders.  The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

        H.   Restricted Securities.  Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures approved by the Board of Directors.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited) (Continued)

        Additional information on each restricted security held in Capital Opportunity Fund at April 30, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
Candescent Technology	4/17/1998	$2,677,000

        I.   Estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements. Actual results could differ from these estimates.

2.  Transactions with Affiliates.

        A.   Investment Advisory Fees.  Pursuant to an advisory contract, the Fund has retained Bessemer to make investment decisions. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule:

Core Equities Fund—0.70% of the first $100 million of the Portfolio’s average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

Capital Opportunity Fund and International Fund—0.80% of the first $100 million of the Portfolio’s average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

Fixed Income Fund and Municipal Fund—0.45% of the first $100 million of the Portfolio’s average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

        B.   Administration Fees.  Federated Administrative Services (“FAS”) serves as administrator. Edgewood Services, Inc. serves as distributor and shareholder servicing agent. FAS provides administrative services necessary for the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Fund; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; the maintenance of books and records of the Fund; and paying the compensation of the Fund officers and Directors affiliated with FAS. For providing these services, FAS received from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the total average daily net assets of the Portfolios within the Fund up to $250 million; 0.125% on the next $250 million of such assets; 0.10% on the next $250 million of such assets; and 0.075% of such assets over $750 million. The administrative fee received during any fiscal year shall be at least $75,000 per Portfolio. FAS may choose to voluntarily waive a portion of its fee at any time.

        C.   Distribution and Service Plan and Distribution Reimbursement Fees.   The Directors adopted a distribution and service plan (the “Plan”) for the Fund pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Fund entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Bessemer received payments from the Fund to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments for the Fund to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Fund attributable to Bessemer’s clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Fund average daily net assets.

        The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Fund for its distribution, promotional and advertising costs incurred in connection with the distribution of the Fund’s shares in an amount not to exceed 0.10% per annum of the Fund’s average daily net assets.

        In addition, the Fund will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Fund’s average daily net assets.

        D.   Directors’ Fees.  Each Director who is not an “interested person” (as defined in the Act) of the Fund receives a $12,000 annual retainer plus $2,000 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

        E.   Custody Fees.  The Fund has retained Bessemer to serve as the Portfolio’s custodian. Bessemer is responsible for maintaining the books and records of the Portfolio’s securities and cash. For providing these services, Bessemer receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of the Portfolio.

3.  Capital Stock.  The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in each of the Portfolios. Transactions in shares of capital stock were as follows:

	Core Equities Fund
	For the Six Months Ended April 30, 2000		For the Year Ended October 31, 1999
	Shares	Dollars	Shares	Dollars
Common stock sold	3,661,831	$56,928,791	4,336,116	$53,578,441
Reinvestment of dividends	—	—	2,092	23,122
Common stock redeemed	(1,018,058)	(15,817,597)	(1,138,157)	(14,136,113)

Net increase	2,643,773	$41,111,194	3,200,051	$39,465,450

	Capital Opportunity Fund
	For the Six Months Ended April 30, 2000		For the Year Ended October 31, 1999
	Shares	Dollars	Shares	Dollars
Common stock sold	7,187,501	$91,918,022	11,137,731	$128,272,296
Reinvestment of dividends	14,390	187,795	—	—
Common stock redeemed	(3,925,507)	(48,071,776)	(3,643,240)	(41,091,497)

Net increase	3,276,384	$44,034,041	7,494,491	$ 87,180,799

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited) (Continued)

	International Fund
	For the Six Months Ended April 30, 2000		For the Year Ended October 31, 1999
	Shares	Dollars	Shares	Dollars
Common stock sold	14,010,953	$181,517,486	10,297,038	$117,263,751
Reinvestment of dividends	114,175	1,454,595	148,636	1,478,924
Common stock redeemed	(1,004,407)	(13,138,470)	(4,620,577)	(49,084,485)

Net increase	13,120,721	$169,833,611	5,825,097	$ 69,658,190

	Fixed Income Fund
	For the Six Months Ended April 30, 2000		For the Year Ended October 31, 1999
	Shares	Dollars	Shares	Dollars
Common stock sold	643,834	$ 6,332,133	616,350	$ 6,379,379
Reinvestment of dividends	11,190	108,988	16,797	173,982
Common stock redeemed	(187,371)	(1,844,139)	(230,558)	(2,352,113)

Net increase	467,653	$ 4,596,982	402,589	$ 4,201,248

	Municipal Fund
	For the Six Months Ended April 30, 2000		For the Year Ended October 31, 1999
	Shares	Dollars	Shares	Dollars
Common stock sold	809,187	$ 8,006,038	1,137,341	$ 11,797,870
Reinvestment of dividends	15,675	153,144	14,332	148,516
Common stock redeemed	(778,994)	(7,754,169)	(227,420)	(2,358,271)

Net increase	45,868	$ 405,013	924,253	$ 9,588,115

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited) (Concluded)

4.  Purchase and Sales of Securities.  For the six months ended April 30, 2000 purchases and sales of investment securities other than short-term investments were as follows:

Fund	Purchases	Sales
Core Equities Fund	185,930,687	96,022,180
Capital Opportunity Fund	412,197,802	379,521,042
International Fund	329,616,720	171,445,902
Fixed Income Fund	6,528,156	1,812,451
Municipal Bond Fund	15,429,878	12,174,146

        At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.
	Net Unrealized Appreciation/ (Depreciation) for Federal Tax Purposes	Aggregate Gross Unrealized Appreciation for Federal Tax Purposes	Aggregate Gross Unrealized Depreciation for Federal Tax Purposes
OLD WESTBURY FUNDS

Core Equities Fund	$33,784,142	$34,769,554	$ (985,411)
Capital Opportunity Fund	28,907,341	35,777,438	(6,870,097)
International Fund	18,011,730	41,360,993	(23,349,263)
Fixed Income Fund	(303,252)	26,897	(330,149)
Municipal Bond Fund	(404,552)	87,794	(492,346)
Investment Advisor:
Bessemer Trust Company, N.A.
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Distributor and Shareholder
Servicing Agent:
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent:
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Administrator:
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Shareholder Servicing Agent:
Bessemer Trust Company, N.A.
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Independent Auditors:
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1414

Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
G01963-05 (06/00)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the
Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.